SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 18, 2002 (July 18, 2002)

JAKKS PACIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-28104	95-4527222
(State or other jurisdiction of incorporation or organization	(Commission File Number)	(I.R.S. Employer Identification No.)

22619 Pacific Coast Highway, Malibu, California (Address of principal executive offices) Registrant’s telephone number, including area code:	90265 (Zip Code) (310) 456-7799

JAKKS PACIFIC, INC.
INDEX TO FORM 8-K
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
JULY 18, 2002

ITEMS IN FORM 8-K

ITEM 5. OTHER EVENTS

This Current Report on Form 8-K incorporates by reference our press release dated July 18, 2002 relating to our product recall to replace certain cans of “Smatter” Spray Foam. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7. Financial Statements and Exhibits

     (a)  Exhibits

Exhibit
Number	Description

99.1	Press Release of JAKKS Pacific, Inc. dated July 18, 2002 relating to the Company’s product recall to replace certain cans of “Smatter” Spray Foam(1)

(1)	Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2002

JAKKS PACIFIC, INC.

By:	/s/ JOEL M. BENNETT

Joel M. Bennett Executive Vice President

Exhibit Index

Exhibit
Number	Description

99.1	Press Release of JAKKS Pacific, Inc. dated July 18, 2002 relating to the Company’s product recall to replace certain cans of “Smatter” Spray Foam(1)

(1)	Filed herewith.